Exhibit No. 99.2
SimplaGene USA, Inc.
Form SB-2, Amendment No. 1

                       SIMPLAGENE USA, INC. - COMMON STOCK
                            Subscription Agreement


I/we desire to purchase _________________________ shares of SimplaGene USA, Inc. at $0.10 per share for a total of $_________________________.

Make Checks Payable to: Associated Bank Minnesota, NA, SimplaGene USA, Escrow Account

Subscriber Information - Please clearly print name(s) in which Shares are to be acquired. All correspondence will go to the Investor Residence Address.

Investor 1 (First, Middle I., Last):                  Tax ID or Social
Security No.:

___________________________________________           __________________________

Investor 2 (First, Middle I. Last):                   Tax ID or Social
Security No.:

___________________________________________           __________________________

Registration For The Investment (how the investment should be titled):

_______________________________________________________

Investor Residence Address:               Check One Of The Following:

_______________________________________   [ ] U.S. Citizen
Street                                    [ ] Resident Alien
                                          [ ] Foreign Resident, Country ___*
_______________________________________   [ ] U.S. Citizen residing outside U.S.
City,                 State    ZIP Code

Form of Ownership (Individual, Joint, IRA, Trust, etc.)

_________________________________________________________

Subscriber Signature: The undersigned has the authority to enter into this subscription agreement on behalf of the person(s) or entity registered above.

__________________________________________      Date:___________________________
Authorized Signature of Investor 1


__________________________________________      Date:___________________________
Authorized Signature of Investor 2

* If you are a resident of a foreign country, please also complete and return Form W-8BEN, which we will provide to you.

                                     E-11